UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2023
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On February 27, 2023, LKQ Corporation (“LKQ”) and Uni-Select Inc. (“Uni-Select”) issued a joint press release announcing entry into a definitive agreement pursuant to which, upon the terms and subject to the conditions set forth therein, 9485-4692 Québec Inc., a wholly owned subsidiary of LKQ, will acquire all of the issued and outstanding common shares of Uni-Select pursuant to a plan of arrangement. A copy of the joint press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

In addition, on February 27, 2023, LKQ provided supplemental information regarding the proposed acquisition of Uni-Select in connection with a presentation to investors. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

This information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Forward-Looking Statements
Statements and information included in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act. Forward-looking statements include, but are not limited to, statements regarding LKQ’s expectations, intentions, beliefs and strategies regarding the future, including statements regarding trends, cyclicality and changes in the markets we sell into; strategic direction; changes to procurement processes; the cost of compliance with environmental and other laws; expected tax rates; planned capital expenditures; liquidity positions; ability to generate cash from continuing operations; the potential impact of adopting new accounting pronouncements; expected financial results, including revenue and profitability; obligations under LKQ’s retirement plans; savings or additional costs from business integrations and cost containment programs; and the adequacy of accruals. These forward looking statements generally include expectations, beliefs, hopes, intentions or strategies regarding LKQ’s future, including with respect to the proposed transaction described and statements or assumptions regarding the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, and other statements that are based on management’s current beliefs and expectations of the company and the combined businesses. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below. All forward-looking statements are based on information available to LKQ at the time the statements are made, and LKQ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. You should not place undue reliance on such forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The potential risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by the forward-looking statements include, among others, risks relating to the receipt of regulatory and shareholder approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; the failure to realize, or delays in realizing, growth projections, synergies, cost-savings and other benefits from the transaction; the failure to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing; negative effects of the announcement or completion of the transaction on the businesses, financial performance or trading prices of the parties; competitive responses to the transaction; changes in our cash position or cash requirements for other purposes; fluctuations in the price of our common stock; general market conditions; stockholder response to the previously announced repurchase program; and other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any of our subsequent Quarterly Reports on Form 10-Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.

Further Information
This Current Report on Form 8-K is not intended to and does not constitute or form part of any offer to sell or subscribe for or any invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction described herein or otherwise.

Exhibit Number	Description of Exhibit
99.1	Joint Press Release issued February 27, 2023.
99.2	Investor Presentation issued February 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 27, 2023

LKQ CORPORATION

By:	/s/ Rick Galloway
Rick Galloway
Senior Vice President and Chief Financial Officer